                                                                   EXHIBIT 10.4





                         CONTINENTAL NATURAL GAS, INC.
                          1412 SOUTH BOSTON, SUITE 500
                             TULSA, OKLAHOMA 74119

                                1997 STOCK PLAN

                               TABLE OF CONTENTS

INTRODUCTION ...............................................              i

AVAILABLE INFORMATION ......................................             ii

TAX CONSEQUENCES ...........................................          ii-iv

CONTINENTAL NATURAL GAS, INC. 1997 STOCK PLAN ..............             A1

ANNEX B-1 (INCENTIVE STOCK OPTION AGREEMENT FOR STOCK
      OPTIONS GRANTED UNDER THE CONTINENTAL NATURAL GAS, INC
      1997 STOCK PLAN) .....................................      B1-1--B-7

ANNEX B-2 (STOCK GRANT AGREEMENT FOR STOCK GRANTED
      UNDER THE CONTINENTAL NATURAL GAS, INC
      1997 STOCK PLAN) .....................................     B2-1--B2-4

EXERCISE AGREEMENT (OR EXERCISING STOCK OPTIONS GRANTED
      UNDER THE CONTINENTAL NATURAL GAS, INC
      1997 STOCK PLAN) .....................................            C-i

      INSTRUCTIONS .........................................    C-ii--C-iii

EXERCISE AGREEMENT .........................................          C1-C3

                         CONTINENTAL NATURAL GAS, INC.
                          1412 SOUTH BOSTON, SUITE 500
                             TULSA, OKLAHOMA 74119

                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN


         This Prospectus describes the Continental Natural Gas, Inc. 1997 Stock Plan (the "Plan") and some of the major considerations that a person participating in the Plan ("Participant") should consider before purchasing or exercising stock options or making any payments with respect to any other awards under the Plan.

         A copy of the Plan is attached to this Prospectus as Annex A and incorporated herein by reference. Each Participant in the Plan will also be a party to a stock option or other stock agreement ("Stock Agreement") which sets forth further terms of the Participant's specific grant or grants under the Plan. Participants should carefully review the terms of their Stock Agreements and of the Plan itself. A form of the Stock Agreement is attached to this Prospectus as Annex B.

         This Prospectus relates to the offering of up to 600,000 shares of common stock (the "Shares") of Continental Natural Gas, Inc. (the "Company"). The Plan provides for the granting of Stock Options ("Stock Option"), Stock Appreciation Rights ("Stock Appreciation Rights") and Stock Grants ("Stock Grants"); any such award under the Plan is referred to as an "Award."












                            ----------------------

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933. The date of this document is April ____, 1997.

                             AVAILABLE INFORMATION

         The Company will deliver without charge to each Participant who has received a copy of this Prospectus, upon the Participant's written or oral request, (i) a copy of the Company's Annual Report to Stockholders for its latest fiscal year, and (ii) copies of any or all the documents which have been or may be incorporated by reference into the Form S-8 registration statement filed by the Company with the Securities and Exchange Commission for the Shares issuable under the Plan, other than exhibits to such documents (unless such exhibits are also incorporated therein by reference).
All such documents are also incorporated by reference into this Prospectus.

All such written or oral requests shall be made to the Board of Directors for the Continental Natural Gas, Inc. 1997 Stock Plan ("Board of Directors"),
c/o _______________________________________, Continental Natural Gas, Inc.,
1412 South Boston, Suite 500, Tulsa, Oklahoma 74119.

                                TAX CONSEQUENCES

         Each Participant is urged to consult his or her personal tax advisor with respect to the tax consequences relating to the grant or the exercise of any Award under the Plan. However, the following is a summary of general tax law information relating to awards granted under the Plan.

1.       OPTIONS

         a.  NONQUALIFIED STOCK OPTION ("NQSO")

         This discussion applies to Stock Options which are nonqualified. Under current law, a Participant receiving an Option does not recognize taxable income upon the grant of the Option and the Company will not be entitled to a deduction for federal income tax purposes upon such grant. Upon the exercise of an Option, ordinary income generally will be recognized by the Participant in an amount equal to the excess of the fair market value of the Shares acquired over the exercise price. The Company generally will be entitled to a deduction for federal income tax purposes in an amount equal to the amount of ordinary income recognized by the Participant at the time of such recognition, provided the Company complies with applicable withholding requirements. If the Participant makes a Section 83(b) election within 30 days after the exercise of an Option, such Participant will recognize ordinary income upon such exercise.


         b.  INCENTIVE STOCK OPTION ("ISO")

         This discussion applies to Stock Options that are ISOS. Again, a Participant receiving an ISO does not recognize taxable income upon the grant of the Option, nor does the Company recognize a deduction for federal income tax purposes. Upon the exercise of an Incentive Stock Option, the Participant generally does not recognize taxable income if the exercise is during the term of the Option either while the Participant is an employee of the Company (or of a parent or subsidiary corporation) or within three months thereafter (one year if the Participant is disabled). If a Participant dies, his or her personal representative may exercise the Option during its term. Only $100,000 of aggregate Option Price can be exercised each calendar year by the Participant in order to avoid recognition of income upon exercise. If the Participant does not dispose of the shares acquired upon the exercise of an Incentive Option within two years from the date that the Incentive Option was granted or within one year after the Incentive Option is exercised, any gain or loss upon disposition of the shares will be long-term capital gain or loss. If the Participant disposes of the acquired shares without meeting the statutory holding period requirements described in the immediately preceding sentence, the Participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the difference, if any, between the lesser of (i) the amount realized on the disposition and (ii) the fair market value of the shares on the exercise date, and the exercise price. Any remaining gain is treated as long-term or short-term capital gain depending on whether the shares have been held for more than one year.

         If the statutory holding period requirements are satisfied, the Company will not be entitled to a deduction for federal income tax purposes upon the exercise of an Incentive Option or upon the disposition of shares acquired upon such exercise. However, if the Participant disposes of the shares in a disqualifying disposition, the Company generally will be entitled to a deduction for federal income tax purposes in an amount equal to the amount of the ordinary income recognized by the Participant at that time, provided that the Company complies with applicable tax withholding requirements.

2.       STOCK APPRECIATION RIGHTS

         Upon the grant of a Stock Appreciation Right, or during the period that the unexercised Stock Appreciation Right remains outstanding, the Participant will not recognize any federal taxable income and the Company will not be entitled to a federal income tax deduction. On the exercise of a Stock Appreciation Right, the consideration paid to the Participant, whether in cash, Shares or both, generally will constitute compensation taxable to the Participant as ordinary income (in the same manner and at the same time described in paragraph 1 above) and the Company is entitled to a corresponding federal income tax deduction, provided it complies with the applicable withholding requirements. Upon the sale of the Shares acquired by exercise of Stock Appreciation Rights, the Participant will realize long-term or short-term capital gain or loss, taxable as described in paragraph 1b. above.

3.       STOCK GRANT

         Under the Code, a Participant normally will not recognize taxable income and the Company generally will not be entitled to a deduction upon the grant of Shares of Restricted Stock. When the Shares are no longer subject to a substantial risk of forfeiture (as defined in the Code) or become transferable, the Participant will realize taxable ordinary income in an amount equal to the fair market value of such number of Shares at the time, and the Company will be entitled to a deduction in the same amount, provided the Company complies with applicable withholding requirements.

         Under Section 83(b) of the Code, a Participant may elect to realize ordinary income in the year the Shares are awarded in an amount equal to their fair market value at the time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year in the same amount, provided the Company complies with applicable withholding requirements, and any gain or loss realized by the Participant upon the subsequent disposition of the Shares will be capital gain or loss (taxable as described in paragraph 1 above) and will not result in any further deduction to the Company. Any dividends with respect to the Shares of Restricted Stock which are paid or made available to a Participant (who has not elected under Code
Section 83(b) to be taxed on the date of the grant) while the Shares remain forfeitable are treated as additional compensation taxable as ordinary income to the Participant and deductible to the Company. If an election under Code
Section 83(b) has been made with respect to the Shares, the dividends represent ordinary dividend income to the Participant which are not deductible to the Company. If the Participant elects to be taxed on the Shares of the Stock Grant on the date of grant and the Participant subsequently forfeits the Shares, the Participant is not entitled to a deduction as a consequence of such forfeiture, and the Company must include as ordinary income the amount it previously deducted (which amount is included in the Company's basis) in the year of grant with respect to such Shares.

4.       PARACHUTE PAYMENTS

         The termination of restrictions on Stock Grants upon a Change in Control, or the exercise of any portion of a Stock Option or related Stock Appreciation Right which is accelerated as a result of a Change in Control, or a similar event, may cause payments with respect to such Restricted Stock, Deferred Stock, accelerated Stock Options, or related Stock Appreciation Rights to be treated as "parachute payments" within the meaning of Section 28OG of the Code. Any such parachute payments which constitute "excess parachute payments" are nondeductible to the Company and subject the Participant to a 20% federal excise tax under Section 4999 of the Code on such excess parachute payments, in addition to other taxes ordinarily payable. Each Participant should consult his or her personal tax advisor as to the potential impact of the parachute tax.

                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN

                                   ARTICLE I

                                 ESTABLISHMENT

         1.       Purpose.

         The Continental Natural Gas, Inc. 1997 Stock Plan ("Plan") is hereby established by Continental Natural Gas, Inc. ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve long-term growth in shareholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the security holders of the Company. The Plan is adopted effective as of the Effective Date.

                                   ARTICLE II

                                  DEFINITIONS

         For purposes of the Plan, the following terms are defined as set forth below:

         2.1 "Affiliate" means any individual, corporation, partnership, association, jointstock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in
Section 1504 of the Code.

         2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

         2.3 "Award" means a Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock.

         2.4 "Board of Directors" or "Board" means the Board of Directors of the Company.

         2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the Participant constituting a felony under applicable law and


                                       A1
resulting or intending to result directly or indirectly in gain to or personal enrichment of the Participant at the Company's expense. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him or her a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to him or her has been given or has been made and an opportunity for him or her, together with his or her counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant was guilty of conduct set forth above in the previous sentence of this Section and specifying the particulars thereof in detail.

         2.6 "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 9.2 and 9.3, respectively.

         2.7 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

         2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

         2.9 "Board of Directors" means the person or persons appointed to the Board of Directors to administer the Plan, as further described in the Plan.

         2.10 "Common Stock" means the shares of the regular voting Common Stock, $ ____ par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

         2.11 "Company" means Continental Natural Gas, Inc., an Oklahoma corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         2.12 "Disability" means permanent and total disability as determined under procedures established by the Board of Directors for purposes of the Plan. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Board of Directors. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

         2.13 "Non-Employee Director" means a person who is a Director of the Company and who is not an employee of the Company and who would be a "Non-Employee Director" within the


                                       A2
meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

         2.14 "Effective Date" means April ______, 1997.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2.16 "Fair Market Value" means the mean, as of any given date, between the highest and lowest reported sales prices of the Common Stock on the NASDAQ. If there is no regular public trading market for such stock, the Fair Market Value of the Common Stock shall be determined by the Board of Directors in good faith.

         2.17 "Grant Date" means the date as of which an Award is granted pursuant to the Plan.

         2.18 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.19 "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

         2.20 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

         2.21 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

         2.22 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Board of Directors under the Plan, and in the event a Representative is appointed for a Participant or a former spouse becomes a Representative, then the term "Participant" shall mean such appointed Representative, successor, Representative, or former spouse as the case may be. The term shall also include any person or entity to whom an Option has been transferred, including a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, a partnership, the partners of which include any of the foregoing, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted herein. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the Participant.

         2.23 "Plan" means the Continental Natural Gas, Inc. 1997 Stock Plan, as herein set forth and as may be amended from time to time.


                                       A3

         2.24 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or
(d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Board of Directors.

         2.25 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Board of Directors) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

         2.26 "Rule 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

         2.27 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2.28 "Stock Appreciation Right" means a right granted under
Article VII.

         2.29 "Stock Grant" means an award under Article VIII.

         2.30 "Stock Option" or "Option" means an option granted under
Article VI.

         2.31 "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, employee or consultant of the Company or of any Affiliate, or to be an officer, employee or consultant of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                       A4

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                                  ARTICLE III

                                 ADMINISTRATION

         3.1 "Board of Directors Structure and Authority." The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have the sole discretion and authority to determine from time to time the participant or participants to whom Awards shall be granted and the number of shares of Common Stock subject to each Award, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Agreement, to modify or amend any Agreement or waive any conditions or restrictions applicable to any Awards (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan. The determination of an Award will be determined by the Board of Directors. Such Award will be passed by the majority and in the event that one of the recipients is a member of the Board of Directors, then that Director will abstain from that particular vote.

         Among other things, the Board of Directors shall have the authority, subject to the terms of the Plan:

                  (a) to select those persons to whom Awards may be granted from time to time;

                  (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Grants or any combination thereof are to be granted hereunder;

                  (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto);

                  (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section
         10.1;

                  (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;


                                       A5

                  (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

                  (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

                  (i) to determine whether a Participant has a Disability or a Retirement;

                  (j) to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

                  (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

                  (1) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under
         Article IV;

                  (m) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

                  (n) to determine whether and with what effect an individual has incurred a Termination of Employment;

                  (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

                  (p) to determine the restrictions or limitations on the transfer of Common Stock;

                  (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

                  (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

                  (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan;
         and


                                       A6

                  (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

         The Board of Directors shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Board of Directors's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

         Any determination made by the Board of Directors pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Board of Directors pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

         4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 600,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. Subject to Section 7.3(f), if any shares of Common Stock that have been optioned cease to be subject to an Award, if any shares of Common Stock that are subject to any Award are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock that were previously issued under the Plan are received in connection with the exercise of an Award, such shares, in the discretion of the Board of Directors, may again be available for distribution in connection with Awards under the Plan.

         4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Board of Directors in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Board of Directors determines to be


                                       A7
necessary or advisable. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Board of Directors may otherwise require. The Board of Directors may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         4.4 Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

         4.5 Best Efforts To Register. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Board of Directors reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

         4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Board of Directors shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of


                                       A8
shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Board of Directors shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Board of Directors.

                                   ARTICLE V

                                  ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are officers, non-employee directors, employees or consultants of the Company or any subsidiary who shall be in a position, in the opinion of the Board of Directors, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Board of Directors may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Board of Directors may give consideration to the functions and responsibilities of the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Board of Directors. The Board of Directors may designate any person who is eligible to participate in the Plan provided that such person is not a member of the Board of Directors. A Board of Directors comprised of Non-Employee Directors may designate a person serving on the Board of Directors provided that he or she would otherwise be eligible.

                                   ARTICLE VI

                                 STOCK OPTIONS

         6.1 General. The Board of Directors shall have authority to grant Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options for no more than 40,000 shares of Common Stock shall be granted to any Participant.

         6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Board of Directors determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Board of Directors, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such


                                       A9

Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

         6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Board of Directors, including the following:

                  (a) Option Period. The Option Period of each Stock Option shall be fixed by the Board of Directors; provided that no Non-Qualified Stock Option shall be exercisable more than fifteen (15) years after the date the Stock Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

                  (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Board of Directors, but in no event shall the Option Price be less than 50% of the Fair Market Value on the Grant Date. If such Option is intended to qualify as an Incentive Stock Option, the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share.

                  (c) Exercisability. Subject to Section 9.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors. If the Board of Directors provides that any Stock Option is exercisable only in installments, the Board of Directors may at any


                                      A10
         time waive such installment exercise provisions, in whole or in part. In addition, the Board of Directors may at any time accelerate the exercisability of any Stock Option.

                  (d) Method of Exercise. Subject to the provisions of this
         Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Board of Directors (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Board of Directors, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Board of Directors and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter 11, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Board of Directors. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official shareholder records as having been issued or transferred.


                                      A11

                  (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Board of Directors, the Company may at the request of the
         Participant:

                  (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Board of Directors may determine; or

                  (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Board of Directors, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                  (f) Non-transferability of Options. No Incentive Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent or distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant.

         6.4 Termination by Reason of Death, Disability or Retirement. Unless otherwise provided in an Agreement or determined by the Board of Directors, if a Participant incurs a Termination of Employment due to death, Disability or Retirement, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of five (5) years (or such other period or no period as the Board of Directors may specify) immediately following the date of such death, Disability or Retirement (as applicable) or until the expiration of the Option Period, whichever period is the shorter. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         6.5 Other Termination. Unless otherwise provided in an Agreement or determined by the Board of Directors, if a Participant incurs a Termination of Employment that is not due to death, Retirement, Disability or with Cause) any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of a period of two (2) years commencing with the date of such Termination of Employment or until the expiration of the Option Period, or in the case of a voluntary Termination of Employment (other than due to death, Retirement, Disability or with Cause), for a period of six (6) months commencing with the date of such Termination of Employment in the case of a voluntary


                                      A12

Termination of Employment or until the expiration of the Option Period, whichever is less. If the Participant incurs a Termination of Employment which is with Cause, the Option shall terminate immediately. The death, Disability or Retirement of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

         6.6 Cashing Out of Option. On receipt of written notice of exercise, the Board of Directors may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out. The Board of Directors may determine Fair Market Value under the pricing rule set forth in Section 7.3(b).

                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS

         7.1 General. The Board of Directors shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

         7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option and the exercise of the Stock Option will result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Board of Directors determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan. During any calendar year, no more than 40,000 Stock Appreciation Rights shall be granted to any Participant.

         7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board of Directors, including the following:

                  (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Board of Directors. If granted in conjunction with a Stock


                                      A13

         Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Board of Directors (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

                  (b) Amount. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Board of Directors or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

                  (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act; no Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

                  (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

                  (e) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

                  (f) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.


                                      A14

                                  ARTICLE VIII

                                  STOCK GRANTS

         8.1 General. The Board of Directors shall have authority to make a Stock Grant under the Plan at any time or from time to time. Shares of Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Board of Directors shall determine the persons to whom and the time or times at which a Stock Grant will be awarded, the number of shares of Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Board of Directors may condition the grant of Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Board of Directors shall determine. The provisions of Stock Grants need not be the same with respect to any Participant.

         8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving a Stock Grant Award shall be issued a certificate in respect of such shares. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Board of Directors. The Board of Directors may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Stock Grant Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. During any calendar year, no more than 40,000 shares shall be granted to any Participant.

         8.3 Terms and Conditions. Stock Grant shares shall be subject to the following terms and conditions:

                  (a) Limitations on Transferability. Subject to the provisions of the Plan and except as provided in an Agreement, during a period set by the Board of Directors, commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in Stock Grant shares.

                  (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the Stock Grant shares, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the Stock Grant, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Board of Directors and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Stock


                                      A15

         Grant shall be automatically deferred and reinvested in additional restricted stock, and dividends on the class of Common Stock that is the subject of the Stock Grant payable in Common Stock shall be paid in the form of the same class as the Common Stock on which such dividend was paid.

                  (c) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Board of Directors may determine, the Board of Directors may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

                  (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Board of Directors, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Stock Grant. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of the Stock Grant still subject to restriction shall be forfeited by the Participant, except the Board of Directors shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares under the Stock Grant.

                  (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

                  (f) Election. A Participant may elect to further defer receipt of the shares under the Stock Grant for a specified period or until a specified event, subject in each case to the Board of Directors's approval and to such terms as are determined by the Board of Directors. Subject to any exceptions adopted by the Board of Directors, such election must be made one (1) year prior to completion of the Restriction Period.

                                   ARTICLE IX

                          CHANGE IN CONTROL PROVISIONS

         9.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 9.2):


                                      A16

                  (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

                  (b) The restrictions and deferral limitations applicable to any Stock Grant shall lapse, and such restricted stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

                  (c) Notwithstanding any other provision of the Plan, unless the Board of Directors shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the 60-day period from and after a Change in Control to the Company, to elect to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 9.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award as to which the right granted hereunder shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Award held by a Participant (except a Participant who has died during such six month period) who is an officer or director of the Company (within the meaning of Section 16b of the Exchange Act), such Award shall be canceled in exchange for a payment to the Participant at the time of the Participant's Termination of Employment, equal to the Spread multiplied by the number of shares of Common Stock granted under the Award, plus interest on such amount at the prime rate compounded annually and determined from time to time.

         9.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or


                                      A17

                  (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

                  (c) any person (as such term is used in Sections 13d and 14d(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing an amount greater than two times the aggregate percentage held or controlled by Cottonwood Partnership and Adams Affiliates, Inc. (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

                  (d) any three persons (as such term is used in Sections 13d and 14d(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange
         Act) of securities of the Company whose ownership represents an amount greater than four times the aggregate percentage held or controlled by Cottonwood Partnership and Adams Affiliates, Inc. combined (and apart from rights accruing in special circumstances) having the right to vote in election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

                  (e) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period. A Change of Control shall not be deemed to have occurred if banks or other creditors receive the Company's stock in conjunction with transactions involving forgiveness of outstanding debt or debt restructuring agreements.

                  (f) at any time an individual is elected to the Board of Directors who was not nominated by the Board of Directors of the Company to stand for election.

         9.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on NASDAQ or other principal exchange on which such shares are listed during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options,


                                      A18
such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board of Directors.

                                   ARTICLE X

                                 MISCELLANEOUS

         10.1 Amendments and Termination. The Board may amend, alter, discontinue or terminate the Plan at any time, but no amendment, alteration, discontinuation or termination shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Stock Grant theretofore granted without the Participant's consent. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

         The Board of Directors may amend the Plan at any time provided that
(a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, and (b) any amendment shall be subject to the approval or rejection of the Board.

         The Board of Directors may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent. The Board of Directors may also substitute new Stock Options or Stock Appreciation Rights for previously granted Stock Options, including previously granted Stock Options or Stock Appreciation Rights having higher Option Prices but no such substitution shall be made which would impair the rights of Participants under such Stock Option or Stock Appreciation Right theretofore granted without the Participant's consent.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

         10.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Board of Directors may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Board of Directors otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


                                      A19

         10.3     General Provisions.

                  (a) Representation. The Board of Directors may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Board of Directors deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation.  Nothing contained in the
         Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Continental Natural Gas, Inc. income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Board of Directors), or make arrangements satisfactory to the Company or other entity identified by the Board of Directors regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Board of Directors, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

                  (d) Reinvestment. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available for such reinvestment (taking into account then outstanding Options and other Awards).

                  (e) Representation. The Board of Directors shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (f) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Oklahoma. The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16b of the Exchange Act.


                                      A20

                  (g) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

         10.4 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 10.4), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 28OG of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 28OG of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Board of Directors in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Board of Directors in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 10.4 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

         10.5 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

         10.6 Awards in Substitution for Awards Granted by Other Corporations. Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of


                                      A21
the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Board of Directors may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         10.7 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

         10.8 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

         10.9 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Board of Directors shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company.

         10.10 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

         10.11 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

         10.12 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all


                                      A22
rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

         10.13 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Agreement shall Control.

         EXECUTED on this           day of April, 1997.
                          ---------

                                        CONTINENTAL NATURAL GAS, INC.



                                        By:
                                            -----------------------------------
                                            Gary C. Adams
                                            Chairman and Chief Executive Officer





                                      A23

                                   ANNEX B-1

                        INCENTIVE STOCK OPTION AGREEMENT
                           FOR STOCK OPTIONS GRANTED
                                   UNDER THE
                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN






                                      B1-1

                        INCENTIVE STOCK OPTION AGREEMENT


               THIS INCENTIVE STOCK OPTION AGREEMENT dated as of ________, 199___ ("Grant Date"), is between Continental Natural Gas, Inc., an Oklahoma corporation (the "Company"), and __________, an employee of the Company or one of its Subsidiaries (the "Participant").


         WHEREAS, the Company desires, by affording the Participant an opportunity to purchase shares of the Company's Common Stock as hereinafter provided, to carry out the purposes of the Continental Natural Gas, Inc. 1997 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Board of Directors has duly made all determinations necessary or appropriate to the grants hereunder;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

         1.        Grant of Option, Option Price and Term.

                  (a) The Company hereby grants to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase _______ shares of the Common Stock of the Company ("Option Shares") on the terms and conditions herein set forth.

                  (b) For each of the Option Shares purchased, the Participant shall pay to the Company $_______ per share (the "Option Price"), which represents the Fair Market value on _________, 199___, the date of grant. Accordingly, the aggregate Option Price to exercise all of the Option is $__________ ("Aggregate Option Price").

                  (c) The term of this Option shall be a period of ten (10) years from the Grant Date (the "Option Period").

                  (d) The Option granted hereunder is designated as an incentive stock option.

                  (e) The Company shall not be required to issue any fractional Option Shares.


                                      B1-2

         2.       Termination of Option.  Subject to the schedule of
Section 1(c).

                  (a) If the Termination of Employment is on account of the death of the Participant, this Option shall be canceled five (5) years after the date of the occurrence of the death or after the remaining Option Period if shorter.

                  (b) If a Participant incurs a Termination of Employment for reasons of a Disability, this Option shall be canceled one (1) year after such Termination of Employment or after the remaining Option Period if shorter.

                  (c) If a Participant incurs a Termination of Employment (other than due to Disability or death), this Option will automatically be canceled three (3) months after such Termination of Employment or after the remaining Option Period, if shorter.

                  (d) If a Participant incurs a Termination of Employment for Cause, the Option will be automatically canceled with the date of the Termination of Employment.

         3.       Exercise.

         The Option shall be exercisable during the Participant's lifetime only by the Participant or his or her Representative, and after the Participant's death only by a Representative. The Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Board of Directors, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall be made in one or more of the following methods and in a manner so as not to violate Rule 16b of the Securities and Exchange Act of 1 934, as amended:

                  (a) in cash or by check;

                  (b) by the delivery to the Company of a valid and enforceable stock certificate (or certificates) representing shares of Common Stock, which is endorsed in blank or accompanied by an executed stock power (or powers) and guaranteed in a manner acceptable to the Board of Directors;

                  (c) by reducing the number of shares of Common Stock to be issued and delivered to the Participant upon such exercise;

                  (d) in cash by a broker-dealer to whom the Participant has submitted a notice of exercise; or

                  (e) in any combination of (a), (b), (c) or (d).


                                      B1-3

If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery.

         The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Section 3, and, for all purposes of this Incentive Stock Option Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

         4.       Payment of Withholding Taxes.

         If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Participant shall (1) pay, concurrently with such exercise, such amount to the Company in cash or by check payable to the Company; (2) irrevocably elect at least six (6) months in advance of such exercise (or elect incident to a Termination of Employment, Retirement, death or Disability) to have shares of Common Stock, which would otherwise be issued, withheld by the Company; or (3) as otherwise permitted by the Plan.

         5.       Requirements of Law; Registration and Transfer Requirements.

         The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. This Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan.

         6.       Adjustments/Change in Control.

         In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Board of Directors shall take such actions, as are provided for in the Plan.

         7.       Nontransferability.

         The Option and any interest in the Option may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. Notwithstanding any other provision of this Incentive Stock Option Agreement, any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer shall be null and void and shall nullify the Option immediately.



                                      B1-4

         8.       Plan.

         Notwithstanding any other provision of this Incentive Stock Option Agreement, the Option is granted pursuant to the Plan, as in effect on the date hereof, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no amendment to either the Plan or this Incentive Stock Option Agreement shall deprive the Participant, without the Participant's consent, of the Option or of any of Participant's rights under this Incentive Stock Option Agreement. The interpretation and construction by the Board of Directors of the Plan, this Incentive Stock Option Agreement, the Option, and such rules and regulations as may be adopted by the Board of Directors for the purpose of administering the Plan, shall be final and binding upon the Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Participant or any other person or entity then entitled to exercise the Option.

         Participant hereby acknowledges receipt of a copy of the Plan.

         9.       Stockholder Rights.

         Until the Option shall have been duly exercised to purchase such Option Shares and such shares have been officially recorded as issued on the Company's official stockholder records, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

         10.      Employment Rights.

         No provision of this Incentive Stock Option Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to Terminate the Employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

         11.      Disclosure Rights.

         The Company shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Option or the Company's purchase of Common Stock in accordance with the terms of this Incentive Stock Option Agreement.


                                      B1-5

         12.      Investment Representation and Agreement.

         The Board of Directors may require the Participant to furnish to the Company, prior to the issuance of any shares of Common Stock upon the exercise of all or any part of this Option, an agreement (in such form as such Board of Directors may specify) in which the Participant represents that the shares of Common Stock acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

         13.      Governing Law.

         This Incentive Stock Option Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Oklahoma.

         14.      Entire Agreement.

         This Incentive Stock Option Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

         15.      Definitions.

         Wherever initial capitalization of a term is used in this Incentive Stock Option Agreement, it shall have the same meaning as that given to it by the Plan, except to the extent such meaning should conflict with any meaning afforded to such term in this Incentive Stock Option Agreement.

         16.      Amendment.

         Any amendment to this Incentive Stock Option Agreement shall be in writing and signed by the Company.

         17.      Waiver; Cumulative Rights.

         The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

         18.      Counterparts.

         This Incentive Stock Option Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.


                                      B1-6

         19.      Notices.

         Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, 1412 South Boston, Suite 500, Tulsa, Oklahoma, and the Participant at his or her address as shown on the Company's payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

         20.      Headings.

         The headings contained in this Incentive Stock Option Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Incentive Stock Option Agreement.

         21.      Severability.

         If any provision of this Incentive Stock Option Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Incentive Stock Option Agreement shall be construed as if such invalid or unenforceable provision were omitted.

         22.      Successors and Assigns.

         This Incentive Stock Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives and successors.

         IN WITNESS WHEREOF, the Company has caused this Incentive Stock Option Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.

                                        CONTINENTAL NATURAL GAS, INC.


                                        By:
                                            -----------------------------------

                                        Title:
                                               --------------------------------


                                        PARTICIPANT


                                        By:
                                            -----------------------------------





                                      B1-7

                                   ANNEX B-2

                             STOCK GRANT AGREEMENT
                               FOR STOCK GRANTED
                                   UNDER THE
                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN






                                      B2-1

                             STOCK GRANT AGREEMENT

         STOCK GRANT AGREEMENT dated as of between CONTINENTAL NATURAL GAS, INC., an Oklahoma corporation (the "Company"), and , an (officer, non-employee director, employee or consultant) of the Company or one of its subsidiaries (the "Holder").

         WHEREAS, the Board of Directors of the Company has established Continental Natural Gas, Inc. 1997 Stock Plan (the "Plan");

         WHEREAS, the Plan's Board of Directors, in accordance with the provisions of the Plan, has selected the Holder as a salaried key management employee who, in the Board of Directors's judgment, has significant potential for making substantial contributions to corporate growth and objectives;

         WHEREAS, in order to reward the Holder for services to be rendered in a manner that relates directly to the Company's earnings growth and further the identity of interests of the Holder and the Company's shareholders through opportunities for increased stock ownership by the Holder, each Board of Directors has determined that the Holder receive a Stock Grant under the Plan;

         NOW, THEREFORE, in consideration of the foregoing and the Holder's acceptance of the terms and conditions hereof, the parties hereto have agreed, and do hereby agree, as follows:

         1. The Company hereby grants to the Holder, as a matter of separate agreement and not in lieu of salary or any other compensation for services, shares of Common Stock of the Company on the terms and conditions herein set forth.

         2. The certificates representing the shares of Common Stock granted to the Holder shall be registered in the name of the Holder and retained in the custody of the Company until such time as they are delivered to the Holder or forfeited to the Company in accordance with the terms hereof (the "Restriction Period"). During the Restriction Period, the Holder will be entitled to vote such shares and to receive dividends paid on such shares (less any amounts which the Company is required to withhold for taxes).

         3. If the Holder shall not have incurred a Termination of Employment prior to ______________ , the Company shall deliver to the Holder on or about such date a certificate, registered in the name of the Holder and free of restrictions hereunder, representing ____% of the total number of shares granted to the Holder pursuant to this Agreement. If the Holder shall be so continuously employed on , the Company on or about such date shall deliver additional certificates representing ____% of the total number of such shares. If the Holder shall be so continuously employed on _______________________, the Company on or about such date shall deliver additional certificates representing ____% of the total number of such shares. If the Holder shall be so continuously employed on ______________________, the Company on or about such date shall



                                      B2-2
deliver additional certificates representing ____% of the total number of such shares. No payment (except for tax withholding) shall be required from the Holder in connection with any delivery to the Holder of shares hereunder.

         4. In the event the Holder has a Termination of Employment for reasons of Retirement at or after age 65, or Disability, and if there then remain any undelivered shares subject to restrictions hereunder, then such restrictions shall be deemed to have lapsed and the certificates for the remaining shares shall forthwith be delivered to such retired Holder.

         5. Subject to the provisions of paragraph 4 above, if the Holder has a Termination of Employment for any reason (including Retirement prior to age 65 or death) during the Restriction Period, then the Holder shall cease to be entitled to delivery of any of the shares covered by this Agreement which have not theretofore been delivered by the Company pursuant to paragraph 3 above, and all rights of the Holder in and to such undelivered shares shall be forfeited; provided, however, the appropriate Board of Directors may, within 120 days after such Termination of Employment, in its sole discretion, determine whether such former Holder (or his beneficiary, estate or heirs) shall receive all or any part of the undelivered shares granted pursuant to this Stock Grant Agreement and whether to impose any conditions in connection therewith. In addition, each Board of Directors shall from time to time determine in its sole discretion whether any period of nonactive employment, including authorized leaves of absence by reason of military or governmental service, shall constitute Termination of Employment for the purposes of this paragraph.

         6. The granting of this Stock Grant shall not in any way prohibit or restrict the right of the Company to terminate the Holder's employment at any time, for any reason.

         7. While shares of Common Stock are held in custody for the Holder pursuant to this Agreement, they may not be sold, transferred, pledged, exchanged, hypothecated or disposed of by the Holder and shall not be subject to execution, attachment or similar process.

         8. This Agreement and each and every obligation of the Company hereunder are subject to the requirement that if at any time the Company shall determine, upon advice of counsel, that the listing, registration or qualification of the shares covered hereby upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting hereof or the delivery of shares hereunder, then the delivery of shares hereunder to the Holder may be postponed until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company.

         9. In addition to amounts in respect of taxes which the Company shall be required by law to deduct or withhold from any dividend payments on the shares covered hereby, the Company may defer making any delivery of shares under this Agreement until completion of arrangements satisfactory to the Company for the payment of any other applicable taxes.


                                      B2-3

         10. In the event of a "change in control," as that term is defined in the Plan, then the Holder shall have all the rights specified in Article IX of the Plan.

         11. Defined words used in this Agreement shall have the same meaning as set forth in the definitions section or elsewhere in the Plan, the terms and conditions of which shall constitute an integral part hereof.

         12. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, 1412 South Boston, Suite 500, Tulsa, Oklahoma 74119, and to the Holder at his address as shown on the Company's payroll records, or to such other address as the Holder by notice to the Company may designate in writing from time to time.


                                        CONTINENTAL NATURAL GAS, INC.



                                        BY:
                                            -----------------------------------


ACCEPTED:

-------------------------------
              HOLDER


*I hereby elect to be taxed (check one):

         (  )     as the restrictions lapse, or such later date as may result from the application of Section 16b of the Securities Exchange
                  Act of 1934, as amended.

         (  )     as of the date of grant for all of the shares of Common Stock.



-------------------------------
              HOLDER

-------------------------------
             DATE



*ANY ELECTION TO BE TAXED AS OF THE DATE OF GRANT MUST BE FILED WITH THE INTERNAL REVENUE SERVICE NOT LATER THAN 30 DAYS AFTER THE DATE HEREOF AND A COPY FILED WITH THE SECRETARY OF THE COMPANY.



                                      B2-4

                               EXERCISE AGREEMENT
                          FOR EXERCISING STOCK OPTIONS
                               GRANTED UNDER THE
                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN

                                  INSTRUCTIONS

                      FOR EXERCISING STOCK OPTION GRANTED
                                   UNDER THE
                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN

===============================================================================

General:

         In order to exercise your Option granted under the Continental Natural Gas, Inc. 1997 Stock Plan ("Plan") pursuant to your stock Option Agreement, please complete and sign the attached Continental Natural Gas, Inc. 1997 Stock Plan Exercise Agreement ("Exercise Agreement"). On the Exercise Agreement, you should indicate the manner in which you will pay (1) the exercise price of the Option ("Option Price") and (2) any required withholding taxes.

         Participants who are directors of the Company, who are officers of the Company subject to the provisions of Section 16 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and/or who beneficially own (as defined in rules issued under such Section 16) over ten percent of the outstanding Shares of the Company (collectively the "Insiders"), are subject to the reporting and short-swing profits recapture rules under such Section 16. Therefore, before making any elections or transactions with respect to Stock Options (and stock acquired upon exercise thereof) under the Plan, these participants should consult with their legal advisors and ____________ of the Company regarding the Section 16 implications.

         If you have any questions regarding this Exercise Agreement, please contact _____________.

Endorsement:

         1 .      Cash: If you are paying the Option Price or arranging for
payment of tax withholding by certified check or casher's check, checks should be made payable to Continental Natural Gas, Inc..

         2. Stock Certificate: If you are paying the Option Price or arranging for payment of tax withholding by delivering a stock certificate the stock certificate should be properly endorsed as follows.

                  a. The record holder of the stock certificate being surrendered should sign and date the stock certificate on the reverse side. The signature should correspond exactly (including misspellings) with the name shown on the front side of the stock certificate.

                  . If the stock certificate being surrendered is held of record in joint tenancy, both joint tenants must sign.

                  . If the endorsement is by a corporation or by a person acting in a fiduciary or other representative capacity, proper evidence of the authority of the person making the endorsement should be included with the stock certificate being surrendered.

                  b. If the stock certificate being surrendered represents a larger number of shares of Common Stock than are being surrendered as the Option Price (i.e., having a Fair Market Value on the date the Option is exercised in excess of the Option Price), indicate on the reverse side of the stock certificate the number of shares of Common Stock being transferred to the Company pursuant to the exercise of the Option. A new certificate representing any excess shares of Common Stock will be issued in the name appearing on the surrendered stock certificate and delivered to you by the transfer agent for the Company.

                  c. The method of delivery of a stock certificate representing Common Stock is at the option and risk of the holder of such certificates. If a stock certificate is sent by mail, insured registered mail is recommended.

Defined Terms:

         Each term defined in the Plan or a Stock Option Agreement shall, when capitalized herein, have the same meaning for the purpose of this Exercise Agreement as given to it in the Plan or the Stock Option Agreement. The Plan and the Stock Option Agreement shall control if there is any conflict between the Plan (or the Stock Option Agreement) and this Exercise Agreement, and as to all matters not provided in this Exercise Agreement.

                         CONTINENTAL NATURAL GAS, INC.
                                1997 STOCK PLAN
                               EXERCISE AGREEMENT



         This Exercise Agreement is made by and between Continental Natural Gas, Inc. ("Company") and _____________________ ("Participant"). The Participant entered into a Stock Option Agreement, dated __________, in accordance with the Continental Natural Gas, Inc. 1997 Stock Plan ("Plan").

         The Participant desires to exercise the Option on the following terms and conditions:

         1. General. Each term defined in the Plan or a Stock Option Agreement shall, when capitalized herein, have the same meaning for the purpose of this Exercise Agreement as given to it in the Plan or the Stock Option Agreement. The Plan and the Stock Option Agreement shall control if there is any conflict between the Plan (or the Stock Option Agreement) and this Exercise Agreement, and as to all matters not provided in this Exercise Agreement.

         2. Exercise. Subject to the terms of this Exercise Agreement, the Participant hereby irrevocably elects to exercise, as of the date accepted hereunder by the Board of Directors, the Option with respect to __________ Option Shares at the Option Price of $ _________per Option Share (as set forth in the Stock Option Agreement). The exercise pursuant hereto shall reduce the number of shares subject to the Stock Option Agreement by the same amount.

         3. Consideration. The Option Shares to be received pursuant to this Exercise Agreement are being transferred in consideration for: [Please check the applicable Option payment provision.]

          a. cash in the amount of $_______(the Option Price). Enclosed herewith is a certified check or cashier's check for this amount.

          b. delivery of valid and enforceable stock certificates representing shares of Common Stock and endorsed for transfer to the Company, in accordance with the Instructions accompanying this Exercise Agreement.

          c. the Company reducing the number of Option Shares to be issued and delivered to the Participant upon such exercise.

          d. cash by a broker-dealer to whom the holder of the Option has submitted an irrevocable notice of exercise.


                                       C1

          e. any combination of (a), (b), (c) or (d) having an aggregate Fair Market Value equal to the aggregate Option Price.

               Describe any combination:
                                         --------------------

               ----------------------------------------------

               ----------------------------------------------

               ----------------------------------------------

         4. Withholding. Because the Company is obligated to withhold an amount presently or an estimated amount in the future on account of any tax (including employment taxes) imposed as a result of the exercise of this Option, the Participant does hereby: [Please check the applicable tax withholding provision]

          a. -- request that this exercise not be accepted by the Board of Directors for six (6) months and the Company withhold and not transfer or issue to the Participant by virtue of this exercise, that number of Option Shares having an aggregate Fair Market Value equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option.

          b. -- (if the Participant is an employee of the Company as of the date hereof) authorize the Company to withhold from my future paychecks such amounts, in addition to any other amounts to be withheld from such paychecks, equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option.

          c    -- deliver a certified check or cashier's check to the Company equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option, as reported to the Participant by the Company.

         5. Rule 144 Sales. If any Participant wishes to dispose of any Option Shares in accordance with Rule 144 under the Act or otherwise, the Participant shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

         6. Prospectus. The Participant represents and warrants that he or she has received a Prospectus describing the Plan.


                                       C2

         7. Successors and Assigns. This Exercise Agreement shall inure to the benefit of and be binding upon each successor and assignee of the Participant and the Company.

         8. Choice of Laws. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State pursuant to which the Stock Option Agreement shall be governed and construed.

         9. Entire Exercise Agreement. This Exercise Agreement, together with the Plan and the Stock Option Agreement, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this exercise of your Option.



TENDERED BY THE PARTICIPANT             ACCEPTED BY THE Board of Directors FOR
ON                                      THE CONTINENTAL NATURAL GAS, INC.
   --------------------------           1997 STOCK PLAN
                                        ON
                                           ------------------------------------

                                        By:
-----------------------------               -----------------------------------
                                        Title:
                                               --------------------------------




                                       C3